Exhibit 99.2
Fulfilling the Promise of Genetic Medicines for Central Nervous System DisordersCorporate PresentationAugust 2022NASDAQ GS: PASG

2 Forward-Looking StatementThis presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995, including, but not limited to: our expectation about timing and execution of anticipated milestones, including our planned initiation of clinical trials and the availability of clinical data from such trials; our expectations about our collaborators’ and partners’ ability to execute key initiatives; our expectations about our manufacturing plans and strategies; estimates regarding our cash forecasts; the expected impact of the COVID-19 pandemic on our operations; and the ability of our lead product candidates to treat their respective target CNS disorders. These forward-lookingstatements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,”“plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: our ability to develop, obtain regulatory approval for and commercialize PBGM01, PBFT02, PBKR03, PBML04, and future product candidates; the timing and results of preclinical studies and clinical trials; the risk that positive results in a preclinical study or clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of our drug candidates; the occurrence of adverse safety events; failure to protect and enforce our intellectual property, and other proprietary rights; failure to successfully execute or realize the anticipated benefits of our strategic and growth initiatives; risks relating to technology failures or breaches; our dependence on collaborators and other third parties for the development of product candidates and other aspects of our business, which are outside of our full control; risks associated with current and potential delays, work stoppages, or supply chain disruptions caused by the coronavirus pandemic; risks associated with current and potential future healthcare reforms; risks relating to attracting and retaining key personnel; failure to comply with legal and regulatory requirements; risks relating to access to capital and credit markets; and the other risks and uncertainties that are described in the Risk Factors section of our most recent filings with the U.S. Securities and Exchange Commission. These statements are based on our current beliefs and expectations and speak only as of the date of this presentation. We do not undertake any obligation to publicly update any forward-looking statements except as required by law. By attending or receiving this presentation you acknowledge that you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made; you will be solely responsible for your own assessment of the market and our market position; and that you will conduct your own analysis and besolely responsible for forming your own view of the potential future performance of Passage Bio.

3 The Passage Bio AdvantageOur VisionTo fulfill the promise of genetic medicines by developing groundbreaking therapies that transform the lives of patients with CNS diseasesA corporate model designed for success PENN GTP PARTNERSHIPDEDICATED MANUFACTURING & ANALYTICSBROAD AND ROBUST PIPELINE

Penn GTP Partnership

Leaders in AAV gene therapy

Penn University of Pennsylvania

GENE THERAPY PROGRAM

the orphan disease center

World-class Gene Therapy Program

Founded by renowned innovator
James M. Wilson, M.D., Ph.D.
Chief Scientific Advisor, Passage Bio

- Cutting-edge research and bioengineering
- Rigorous preclinical characterization to support product candidate selection
- Next-generation vector technologies and novel capsids
- Decades of proven gene therapy expertise
- Strong connections with orphan disease community
- 350+ full-time employees

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PassageBio

A Broad and Robust Pipeline with Global Rights

Transformative therapies for CNS disorders across rare and large patient populations

	Program*	Indication	Gene	Stage (Discovery → Pre-clinical → Phase 1/2 → Pivotal)	Trial
PEDIATRIC	PBGM01†	GM1 gangliosidosis	*GLB1*	Phase 1/2	Imagine-1
PEDIATRIC	PBKR03	Krabbe disease	*GALC*	Phase 1/2	GALax-C
PEDIATRIC	PBML04	Metachromatic leukodystrophy	*ARSA*	Phase 1/2	
ADULT	PBFT02	Frontotemporal dementia	*GRN*	Phase 1/2	upliFT-D
ADULT	PBAL05	Amyotrophic lateral sclerosis	*C9orf72*	Discovery	
ADULT	Unnamed	Huntington's disease	*HTT & Undisclosed*	Discovery	
ADULT	Unnamed	Alzheimer's disease	*Undisclosed*	Discovery	
ADULT	Unnamed	Temporal lobe epilepsy	*Undisclosed*	Discovery	

17 total program license options
- 4 clinical-stage therapies
- 2 research-stage pipeline candidates

Exploratory research programs in Alzheimer's disease and TLE

*8 additional CNS pipeline license options remain; 3 license options were previously exercised, and rights were subsequently returned to the University of Pennsylvania.
† Program includes ongoing natural history study of infantile and juvenile GM1 gangliosidosis patients

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PassageBio

A Diversified Portfolio Strategy

Creating sustainable value across rare and large, monogenic and non-monogenic CNS indications

ESTIMATED PATIENT POPULATION (US & EU)

Cutting-edge R&D

PEDIATRIC (RARE, MONOGENIC)

3 programs
- GM1 Gangliosidosis
- Krabbe Disease
- Metachromatic Leukodystrophy

<5K patients

ADULT (RARE, MONOGENIC)

3 programs
- Frontotemporal Dementia
- Amyotrophic Lateral Sclerosis
- Huntington's Disease

5–200K patients

ADULT (NON-MONOGENIC)

2 target ID research programs
- Temporal Lobe Epilepsy
- Alzheimer's Disease

>200K patients

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PassageBio

Passage Bio Manufacturing and CMC Capabilities

Ensuring product supply from clinical development through commercialization

UPenn GTP

Research Analytics and Vector Engineering

FOUNDATION >>>>

Catalent Suite and Global Supply Chain

Dedicated cGMP Manufacturing Capacity and End-to-End Clinical Supply Chain

PARTNERSHIP>>>>>>

Passage Bio CMC R&D Lab

Analytical and Process Development and Clinical Product Testing

INVESTMENT >>>>>>>>>

Passage Bio Pilot Manufacturing Suite

Scale-up Capability Supporting R&D Pipeline and Future Development Plans

GROWTH >>>


Dedicated Capacity and End-to-End Supply Chain
Key Strategic Partnerships
Internal State-of-the-Art CMC Capabilities

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PassageBio

PBGM01GM1 Gangliosidosis

GM1 Gangliosidosis: A Devastating Pediatric Disease

FATAL, PEDIATRIC NEUROLOGICAL LYSOSOMAL STORAGE DISORDER caused by *GLB1* gene mutations characterized by destruction of neurons in the brain and spinal cord.

Characterized by rapidly progressive neurological decline resulting in **reduced muscle tone, progressive CNS dysfunction, deafness, blindness, rigidity and skeletal dysplasia.**



RARE AND UNDERSERVED populations with incidence of up to **~1 per 100,000** live births worldwide. **No disease-modifying therapies are presently approved.**

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Source: NIH, CHOP, *American Journal of Neuroradiology*

PassageBio

PBGM01

Potential transformative therapy for rare, underserved disorder

OUR APPROACH

Next-generation, proprietary capsid delivers functional *GLB1* gene encoding β-gal to the brain and peripheral tissues

PRECLINICAL EVIDENCE

Compelling preclinical data in knock-out mouse model

- Dose-related histological correction, improvements in neurological function, and survival
- Meaningful transduction of both CNS and critical peripheral organs

CLINICAL DEVELOPMENT

- Ongoing global Phase 1/2 Imagine-1 trial focused on early and late infantile GM1
- Well-tolerated, positive safety profile, demonstration of functional transgene expression, and meaningful gains in developmental milestones*



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* Based on Cohort 1 interim results

PassageBio

Imagine-1: Global Phase 1/2 Trial with PBGM01

Initial safety and biomarker data from Cohorts 2 & 3 expected in 2H 2022

Trial Design	Phase 1/2, multi-center, open-label, dose escalation and confirmatory study
Route of Administration	Intra-cisterna magna (ICM)
Vector	AAVhu68
Duration	Two years, with rollover into a separate long-term follow-up study
Primary Endpoints	• Safety and tolerability • Efficacy (confirmatory cohort)
Regulatory Clearances and Designations	• Received multiple global regulatory clearances • Received Orphan Drug, Rare Pediatric Disease and Fast Track designations by FDA and Orphan designation by EC



Expansion Cohort
Late Infantile
n = 6
Expansion Cohort
Early Infantile
n = 6
COHORT 2
Late Infantile
n = 2
COHORT 4
Early Infantile
n = 2
DOSE 2 (1.1e11 GC/g)*
DOSE 1 (3.3e10 GC/g)*
COHORT 1
Late Infantile
n = 2
COHORT 3
Early Infantile
n = 2
60 days between subject enrollment
Dosing complete
Recruiting
IDMC review

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* Genome copies per gram of estimated brain weight

PassageBio

Imagine-1

Key Takeaways from Interim Cohort 1 Data*

Well tolerated, demonstration of functional transgene expression, and meaningful developmental improvement

SAFETY

PBGM01 was well tolerated and had a positive safety profile

- No serious adverse events (SAEs)
- No complications related to ICM injection
- No evidence of DRG toxicity

CLINICAL STATUS

Meaningful improvement across developmental areas on both the Vineland and Bayley scales including regaining of lost milestones

BIOMARKERS

Post treatment CSF and serum β-gal activity for both patients above natural history study (NHS) patient values

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* Interim data as presented at ASGCT 25th Annual Meeting on May 18, 2022.

PassageBio

Imagine-1

Interim Clinical Results: Patient 1

Sustained improvement documented in all developmental areas


Vineland-II*
(12 months)
Developmental Age (months)
38
33
28
23
18
13
8
13
15
17
19
21
23
25
27
Chronological Age (months)
Normal
Fine motor
Gross motor
Receptive language
Expressive language
Personal living skills
Interpersonal relationships
Play and leisure time
Overall


Bayley-III**
(12 months)
Developmental Age (months)
26
24
22
20
18
16
14
12
10
13
15
17
19
21
23
25
27
Chronological Age (months)
Normal
Gross motor
Fine motor
Receptive language
Expressive language
Cognition
Overall

Patient 1 demonstrated meaningful gains in developmental milestones, advancing from baseline to 12-months

- **Gross motor:** progressed from taking a few steps without support to observed jumping, balancing on 1 foot, and climbing stairs
- **Expressive language:** progressed from using no words with meaning to using names to address siblings and creating simple sentences

*The Vineland-II is caretaker-assessed.

**Patient 1 was subsequently found to have unrelated visual impairment that could have impacted the Bayley-III. (Patient 1 recently began wearing glasses.) The Bayley-III is based on direct observation by a neurodevelopmental specialist.

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PassageBio

14 Interim Clinical Results: Patient 2At month 4, Patient 2 was clinically observed to have regained previously lost developmental milestones•Gross motor: progressed from standing with support for 5 seconds to standing with support for 1-3 minutes and walking without support•Expressive language: progressed from using no words with meaning to using single words and waving goodbyeContinued improvement despite having severe developmental delay at baseline and prior history of regression 7911 13 151719 212331333537 Developmental Age (months) Chronological Age (months)Vineland-II* (6 months) Normal Fine motor Gross motor Receptive language Expressive language Personal living skills Interpersonal relationships Play and leisure time Overall 357911131531333537 Developmental Age (months) Chronological Age (months)Bayley-III**(6 months) Normal* Gross motor Fine motor Receptive language Expressive language Cognition Overall*The Vineland-II is caretaker-assessed.**The Bayley-III is based on direct observation by a neurodevelopmental specialist.

15 •CSF β-gal activity increased above levels seen in NHS following dosing and sustained at upper limit of NHS•Serum β-gal activity increased in both patients; however, over time, post-treatment β-gal activity for Patient 1 was above NHS patient values, while Patient 2 normalized to NHS patient values•CSF GM1 gangliosides increased in Patient 1 but subsequently stabilized; data for Patient 2 fluctuated•Whole blood GM1 gangliosides in Patients 1 and 2 increased slightly through ~50 days post-treatment, then trended downward slightly over timeCohort 1 Interim Biomarker Data * Apparent estimated concentration1. Baseline reflects the average of two samples collected within 48-hours of dosing. †Based on preliminary data from University of Pennsylvania’s ODC NHS study (NCT04041102).β-Gal=β-galactosidase; CSF=cerebrospinal fluid; NHS=natural history study,WB=whole bloodPatient 2 Patient 1 0501001502000100200300400nM*Time (Days)CSF GM1 Gangliosides 01 2340100200300400β - Gal Activity, CSF (nmol/mL/3hr) Time (Days)CSF β-gal NHS patient value range0.30-1.81 nmol/mL/3hr† 051015200100200300400β - Gal Activity, Serum (nmol/mL/3hr) Time (Days)Serum β-gal1 NHS patient value range2.25-10 nmol/mL/3hr† 0200400600 8001,0000100200300400nM*Time (Days)WB GM1 Gangliosides

PBKR03Krabbe Disease

Krabbe Disease: A Devastating Pediatric Disease

FATAL, PEDIATRIC NEUROLOGICAL LYSOSOMAL STORAGE DISORDER caused by *GALC* gene mutations characterized by demyelination of neurons in the brain and periphery.

Disease progression is rapid and highly predictable including **loss of acquired milestones, staring episodes, peripheral neuropathy, seizures, blindness and deafness.**



RARE AND UNDERSERVED populations with incidence of up to **~2.6 per 100,000** live births worldwide. **No disease-modifying therapies are presently approved.**

17 Source: NIH, CHOP, *American Journal of Neuroradiology*, Third Party Research

PassageBio

PBKR03

Potential transformative therapy for rare, underserved disorder

OUR APPROACH

Next-generation, proprietary capsid delivers functional *GALC* gene encoding galactosylceramidase (GALC) to the brain and peripheral tissues

PRECLINICAL EVIDENCE

PBKR03-treated Krabbe dogs had improved central and peripheral myelination, reduced neuroinflammation and increased survival rates with full phenotypic recovery

CLINICAL DEVELOPMENT

Ongoing global Phase 1/2 GALax-C trial focused on early infantile Krabbe



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PassageBio

19 COHORT 2> 4m to <9mn = 3 COHORT 3> 1m to <4mn = 3 COHORT 1> 4m to <9mn = 4+GALax-C Global Phase 1/2 Trial with PBKR03Initial safety and biomarker data from subset of Cohort 1 expected by end of 2022 Confirmatory Cohort > 1m to <4mn = 6 Confirmatory Cohort > 4m to <9mn = 6 COHORT 4> 1m to <4mn = 3DOSE 2 (5.0e11 GC/g)*DOSE 1 (1.5e11 GC/g)* 60 days between subject enrollment Trial DesignPhase 1/2, multi-center, open-label, dose escalation and confirmatory studyRoute of AdministrationIntra-cisterna magna (ICM)VectorAAVhu68Duration2 years; with additional 3 years of follow-up for safety and durability of effectPrimary Endpoints•Safety and tolerability•Efficacy (confirmatory cohort)Regulatory Clearances and Designations•Received multiple global regulatory clearances•Received Orphan Drug, Rare Pediatric Disease and Fast Track designations by FDA and Orphan designation by EC IDMC review Recruiting* Genome copies per gram of estimated brain weight+Cohort 1 was expanded from 3 to 4 subjects per study protocol following a reported serious adverse event for Patient 1

PBFT02Frontotemporal Dementia —GRN

FTD-GRN: A Devastating Adult Disease

DEVASTATING FORM OF DEMENTIA caused by a *GRN* gene mutation resulting in progranulin (PGRN) deficiency. Approximately 5–10% of FTD is caused by a *GRN* mutation.



RARE AND UNDERSERVED populations with estimated U.S. prevalence of **~3,000 to 6,000** patients. **No disease-modifying therapies are presently approved.**

Disease progression is rapid and degenerative including **loss of speech, loss of expression, severe behavioral changes and immobility.**

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PassageBio

PBFT02

Potential transformative therapy for rare, underserved disorder

OUR APPROACH

Proprietary construct delivers functional *GRN* gene encoding progranulin (PGRN) with potential therapeutic benefit of a one-time gene therapy approach

PRECLINICAL EVIDENCE

Compelling preclinical evidence from NHP studies

- Broad transduction across the brain, including high transduction of ependymal cells
- Demonstrated increases in CSF PGRN concentrations to >50-fold normal human CSF PGRN concentrations

CLINICAL DEVELOPMENT

Ongoing global Phase 1/2 upliFT-D trial focused on early symptomatic FTD-GRN


PassageBio

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upliFT-D

upliFT-D: Global Phase 1/2 Trial with PBFT02

First patient dosing expected in mid-2022

Trial Design	Phase 1/2, multicenter, open-label, dose escalation study
Route of Administration	Intra-cisterna magna (ICM)
Vector	AAV1
Duration	2 years; with additional 3 years of follow-up for safety and durability of effect
Primary Endpoints	• Safety and tolerability
Secondary Endpoints	• Biomarkers, functional and clinical signs of disease progression
Regulatory Clearances and Designations	• Received regulatory clearances from FDA, Health Canada and ANVISA (Brazil) • Received Orphan Drug and Fast Track designations by FDA and Orphan designation by EC


OPTIONAL COHORT 3
n = 3
OPTIONAL DOSE 3
COHORT 2
n = 3
DOSE 2 (1.1e11 GC/g)*
DOSE 1 (3.3e10 GC/g)*
COHORT 1
n = 3
Recruiting
IDMC review
60 days between subject enrollment

23 * Genome copies per gram of estimated brain weight

Passage Bio

PBML04Metachromatic Leukodystrophy

Metachromatic Leukodystrophy: A Devastating Pediatric Disease

FATAL, PEDIATRIC NEUROLOGICAL LYSOSOMAL STORAGE DISORDER caused by *ARSA* gene mutations leading to accumulation of sulfatides in the brain and other areas of the body.



RARE AND UNDERSERVED populations with incidence of **~1 per 100,000** live births worldwide. **Limited disease-modifying therapies are presently approved.**

Disease progression is rapid and highly predictable including **muscle weakness, rigidity, gait disorder, developmental delays**

25 Source: NIH, CHOP, Kehrer et al. The natural course of gross motor deterioration in metachromatic leukodystrophy. *Dev Med Child Neurol.* 2011.

PassageBio

PBML04

Potential transformative therapy for rare, underserved disorder

OUR APPROACH

Next-generation, proprietary AAVhu68 capsid delivers functional *ARSA* gene encoding arylsulfatase A (ARSA) to the brain and peripheral tissues via ICM injection

PRECLINICAL EVIDENCE

Compelling preclinical data in a knock-out mouse model

- Dose-related lysosomal correction, improvements in neurological function, and increased survival
- Meaningful transduction of both CNS and critical peripheral organs

CLINICAL DEVELOPMENT

IND clearance obtained from FDA in Q2 2022



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PassageBio

27 Summary•Novel ARSAknockout mouse model to assess effects on survival and clinical impairment•Dose-dependent improvements in survival and reduced clinical impairment observed•All mice in the AAV-treated groups survived while 5/10 mice in the untreated group died prematurely•Rate of clinical impairment reduced in AAV-treated mice, with highest dose group declining by only 2-3 points more than age-matched wildtype control mice PBML04 (ICV) dose-dependently reduced functional decline and increased survival in a novel MLD mouse modelComposite clinical scale in a novel ARSA-knockout line PBML04 –Metachromatic LeukodystrophyData provided by Penn GTPWTKO + Veh KO AA-oKO AA-ed KO AA-igh p < 0.005************5/1010/1010/1010/1010/10Survival 567891011121314151617181920 024 6 810 Sum of Deficit ScoresAge (Months) Untreated ARSA KO mouse* Max sum of deficit scores = 20*

Looking Ahead

Key Milestones

		TIMING	MILESTONE
GM1	✓	Early 2022	First patient dosed for Cohorts 2 and 3
	✓	Feb 2022	Late breaker presentation at WORLD*Symposium*
		2H 2022	Initial safety and biomarker data for Cohorts 2 and 3
FTD-GRN		Mid-2022	First patient dosed in Phase 1/2 trial for PBFT02
Krabbe	✓	Early 2022	First patient dosed in Phase 1/2 trial for PBKR03
		YE 2022	Initial safety and biomarker data from subset of Cohort 1
MLD	✓	Mid-2022	File IND for PBML04 [1]
Manufacturing		YE 2022	Pilot plant operational

RESEARCH PIPELINE

- Advance programs for ALS and Huntington's Disease
- Advance target ID research programs for Alzheimer's Disease and TLE
- 8 additional CNS pipeline options remain through GTP partnership

BALANCE SHEET

- Cash balance of $239 million as of 6/30/22*
- Cash on hand to fund operations into Q2 2024

* Cash, cash equivalents and marketable securities

[1] IND clearance obtained from FDA in Q2 2022.

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PassageBio

30 30Genetic Medicines Company on a Mission to Transform the Lives of Patients with CNS Diseases A diversified rare and large portfolio strategy to ensure sustained value Robust collaboration with GTP, an unmatched leader in cutting-edge AAV gene therapy research Dedicated manufacturing and analytics to ensure capacity, flexibility and control

Thank Youpassagebio.com |NASDAQ GS: PASG

Demonstrated Leadership

Deep experience in rare disease, CNS disorders and genetic medicines

LEADERSHIP TEAM



Alex Fotopoulos
Chief Technology Officer



Chip Cale
Interim Chief Executive Officer & General Counsel



Desiree Luthman, D.D.S.
SVP Global Regulatory Affairs



Maria Törnsén
Chief Commercial Officer



Mark Forman, M.D., Ph.D.
Chief Medical Officer



Simona King
Chief Financial Officer

ACADIA · Bristol Myers Squibb · Biogen · gsk · MERCK

Momenta · sanofi · Shire · SAREPTA THERAPEUTICS · TMUNITY · ultragenyx pharmaceutical

BOARD OF DIRECTORS

Maxine Gowen, Ph.D.
Interim Executive Chairwoman

Athena Countouriotis, M.D.
Turning Point

Saqib Islam, J.D.
SpringWorks

Michael Kamarck, Ph.D.
Sanofi Biotech Advisory Council

Sandip Kapadia
Harmony Biosciences

Derrell Porter, M.D.
Cellevolve Bio

Tom Woiwode, Ph.D.
Versant

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PassageBio

33 Intra-Cisterna Magna (ICM) Administration•Directly deliver vector into the CSF via a single injection to reach both CNS and peripheral tissues*–Allows for broad CNS biodistribution–Lower doses compared to IV systemic delivery–Reduced impact of neutralizing antibodies •Administered under anesthesia using modern neuroimaging to allow for precise delivery•Currently being used in several clinical studies in both pediatric and adult populations Cisterna magna Source:Hinderer et. al,Human Gene Therapy. 2018 Jan; 29(1):15-24Utilized across three clinical-stage programs to directly target CNS

Pathway to Patient Identification and Trial Recruitment

Screening / Diagnosis

Sponsoring ScreenPlus Pilot Program

- GM1 included in the New York newborn screening pilot program led by Dr. Melissa Wasserstein

Supporting Invitae Detect LSD and InformedDNA Programs

- Free genetic testing and counseling offered to support earlier diagnosis and patient identification
- Clinical trial information provided to clinicians and patients

Patient Recruitment and Advocacy Strategies

Maintaining strong relationships with trial sites, study coordinators and investigators

Establishing clinical trial sites at centers of excellence globally

Increasing clinical trial awareness

- Partnering with patient advocacy groups, medical specialists and organizations

Patient and Caregiver Activities

Implementing caregiver and physician support and/or training programs

Decreasing patient and site trial burden

- Remote visits and video capture implemented for relevant endpoints
- Clincierge offered for travel and accommodation support

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PassageBio